Exhibit 99.3

January 30, 2009 Horizon Lines, Inc. Fourth Quarter 2008 Earnings Release & 2009 Outlook

-3- Agenda FOURTH QUARTER 2008 EARNINGS RELEASE Introduction and Overview Chuck Raymond - Chairman, President & Chief Executive Officer, Horizon Lines, Inc. Liner Review John Keenan - President & Chief Operating Officer, Horizon Lines, LLC Logistics Review Brian Taylor - President & Chief Operating Officer, Horizon Logistics, LLC Financial Review Mike Avara - Senior Vice President & Chief Financial Officer, Horizon Lines, Inc. 2009 OUTLOOK Economic and Industry Outlook Chuck Raymond - Chairman, President & Chief Executive Officer, Horizon Lines, Inc. Liner Outlook John Keenan - President & Chief Operating Officer, Horizon Lines, LLC Logistics Outlook Brian Taylor - President & Chief Operating Officer, Horizon Logistics, LLC Financial Outlook Mike Avara - Senior Vice President & Chief Financial Officer, Horizon Lines, Inc. QUESTIONS AND ANSWERS

-5- Forward-Looking Statements Risks, Uncertainties, Other Factors with Respect to "Forward- Looking Statements": Certain statements contained in this presentation constitute "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute "forward-looking statements" and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the "forward-looking statements". Such factors are detailed in the Horizon Lines, Inc.'s Form 10-K to be filed with the Securities and Exchange Commission to be filed on or about February 4, 2009.

-7- Fourth Quarter 2008 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Horizon Lines, Inc. Introduction And Overview

-9- Fourth Quarter 2008 - Highlights Performed well in extremely challenging environment Generated solid free cash flow Paid down debt Challenges included: Unprecedented economic volatility Oil price instability Recessions in Hawaii & Puerto Rico Positioned for 2009 Customer focus Cost reduction initiatives underway Cash flow remains solid Q4 FY08 Adjusted EBITDA $ 24.7 $ 130.0 Adjusted EPS $ 0.09 $ 1.02

-11- Fourth Quarter 2008 Earnings Release John Keenan President And Chief Operating Officer Horizon Lines, LLC Liner Review

-13- 2007 2008 volume 71329 67170 Volume Update - Fourth Quarter 5.8% Total volume down 5.8% Hawaii weakest, followed by Puerto Rico Alaska up slightly Alaska Large permanent fund payout Solid "Big-Box" retail segment business Shutouts late into quarter Hawaii/Guam Sharp drop in tourism Weakening commercial construction Volumes off slightly in Guam Puerto Rico Recession continues

2007 2008 East 3707 3980 Unit Revenue Update - Fourth Quarter 7.4% -15- Improved across all tradelanes Revenue per container, net of fuel, rose 2.3% Continued to focus on reefer, foodstuffs, higher-value cargo

-17- Vessel Performance - Fourth Quarter 2007 2008 Vessl Avail 0.999 0.999 2007 2008 On-Time 0.83 0.87 4.0% 2007 2008 Utilization 0.74 0.66 8.0% (1) Redeployment of two C8 vessels into the Puerto Rico trade in early 2008 provided 14.7% increase in year-over-year capacity; based on comparable Q407 capacity, Q408 utilization would have been 72%. Vessel availability remained near 100% and on-time arrivals improved despite adverse weather in Alaska and Puerto Rico tradelanes Vessel utilization reflects increased capacity and slowing Hawaii and Puerto Rico markets

-19- Horizon EDGE Update 2008 Accomplishments Fuel Savings: Significant fuel consumption efficiency Terminal Operations: Further reduced overtime and improved upon costs per lift Equipment: Removed approximately 3,163 containers and 800 chassis from our leased fleet Sales: Implemented business intelligence tool to identify and focus on higher margin business Customer Relationships: Implemented customer relationship management tool to increase sales force productivity Information Technology: Identified opportunities for cost reductions related to data communications, data center infrastructure and professional fees

-21- Infrastructure Improvements Three refurbished cranes being shipped to Guam Three new cranes ordered for Anchorage San Juan terminal redevelopment Honolulu terminal improvement for new rubber tire gantry cranes 76 new tractors for West Coast SeaLogix trucking operations, fully compliant with the Southern California "Clean Trucks" program.

-23- Fourth Quarter 2008 Earnings Release Brian Taylor President And Chief Operating Officer Horizon Logistics, LLC Logistics Review

4th Quarter Review -25- Organic growth strategy intact Growing and diversifying customer base Launched NVOCC* Business Expanded truck brokerage business L.A. trucks and warehouse well positioned for economic rebound Economic headwinds persist Loss of major Aero Logistics customer creates a setback *Non-Vessel Operating Common Carrier

-27- Fourth Quarter 2008 Earnings Release Mike Avara Senior Vice President & Chief Financial Officer Horizon Lines, Inc. Financial Review

-29- Fourth Quarter 2008 - Financial Highlights Achieved adjusted EBITDA at top of range Generated $47.9M of adjusted free cash flow Paid down $37.5 million on our Revolver In compliance with debt covenants Took decisive steps to position for 2009 Reduced non-union workforce, saving an estimated $10.4 million in 2009 and $11.2 million annually Tangible and intangible assets evaluated for impairment In an extremely challenging environment:

-31- Restructuring Charge Reduction in Non-Union Workforce Summary Reduction in Non-Union Workforce Summary Positions - 129 from 800 = 16.1% Full Time 76 Open Full Time 22 Contract 35 New Hires (4) Severance Costs 2008 $ 3.2 Million 2009 $ 1.0 Million Cost Savings 2009 $ 10.4 Million 2010 & Beyond $ 11.2 Million Annually

-33- Impairment Charge ($ in Millions) Impairment Summary Impairment Summary Impairment Summary Impairment Charge Aero Logistics Customer Contracts $ 1.7 Aero Logistics Goodwill 17.7 Spare Vessels 3.3 Damaged, Obsolete and Surplus Equipment 2.7 Total $ 25.4

-35- Operating Revenue 2007 2008 Fourth Quarter 316 314.7 2007 2008 East 1206.5 1304.3 ($ in Millions) 0.4% 8.1%

-37- Operating Revenue Change Fourth Quarter 2008 Fiscal Year 2008 Fuel Surcharges $ 7.7 $ 63.7 Rate/Mix Improvement 7.8 29.9 Aero Logistics Revenue 0.4 18.9 Hawaii Stevedores Revenue (1.1) 6.9 Other / Non-Transportation Revenue (2.5) 9.5 Other Horizon Logistics 1.8 4.0 Volume Reduction (15.4) (35.1) Total Revenue Change from 2007 $ (1.3) $ 97.8 ($ in Millions)

-39- Adjusted Operating Income(1) 2007 2008 Fourth Quarter 20.5 9.3 2007 2008 East 95.2 67.1 ($ in Millions) 54.6% 29.5% (1) See reconciliation of Operating Income to Adjusted Operating Income on page 48.

-41- 2007 2008 East 35.9 24.7 Adjusted EBITDA(1) (1)See reconciliation of Net Income to EBITDA on page 51. 2007 2008 East 160.5 130 ($ in Millions) 31.2% 19.0%

-43- Adjusted Net Income(1) 2007 2008 East 10.7 2.8 (1)See reconciliation of Net Income to Adjusted Net Income on page 49. 2007 2008 East 45.9 30.8 ($ in Millions) 73.8% 32.9%

-45- Adjusted Diluted EPS(1) 2007 2008 First Qtr 0.32 0.09 (1) See reconciliation of Diluted EPS to Adjusted Diluted EPS on page 50. 2007 2008 East 1.36 1.02 25.0% 71.9%

-47- 2008 Earnings Segment Results Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Liner Logistics Eliminations / Other Consolidated Revenue $ 304.7 $ 58.0 $ (48.0) $ 314.7 Adjusted EBITDA $ 25.5 $ (0.8) $ -- $ 24.7 ($ in Millions) Year Year Year Year Year Year Year Year Liner Logistics Eliminations / Other Consolidated Revenue $ 1,268.4 $ 227.7 $ (191.8) $ 1,304.3 Adjusted EBITDA $ 132.5 $ (2.5) $ -- $ 130.0

-49- Free Cash Flow - Year ($ in Millions)

Liquidity, Credit Facility Compliance and Capital Structure ($ in Millions) Corporate Liquidity Cash Balance $ 5.5 Revolver Availability 121.7 Total Liquidity $ 127.2 Credit Facility Compliance Q4 LTM 2008 Covenant Interest Coverage Ratio 4.41 >3.50 Senior Secured Leverage Ratio 1.80 <3.00 Capital Structure Amount Rate Formula Interest Rate Maturity Revolver $ 120.0 LIBOR+1.50% *3.95% (1) 08/08/12 Term Loan 118.8 3.02%+1.50% 4.52% (1) 08/08/12 Note Payable 1.7 5.26% 12/14/13 Total Senior Debt 240.5 Convertible Notes 330.0 4.25% 08/15/12 Total Long-Term Debt 570.5 *4.25% Total Shareholder Equity 113.7 Total Capitalization $ 684.2 -51- *weighted average (1) Maturity will accelerate to February 15, 2012, if convertible notes are not refinanced by that date

-53- 2009 Outlook Chuck Raymond Chairman, President & Chief Executive Officer Horizon Lines, Inc. Economic & Industry Outlook

2009 Macro Economic Outlook Economic recession expected to continue and deepen 2009 Outlook (The Conference Board, January 15, 2009) Real GDP shrinking 1.7% Unemployment at 8.3% Real consumer spending down 1.0% CPI inflation down 1.5% Financial markets continue in a state of crisis Cost of capital skyrocketing Debt expensive, equity scarce HRZ well positioned Domestic trade is more stable than international trade Serve the basic needs of our tradelanes Strong, longstanding customer relationships Stable financial position No recapitalization needs until 2012 -55-

-57- 2009 Outlook John Keenan President And Chief Operating Officer Horizon Lines, LLC Liner Outlook

Alaska 2009 Economic Outlook Oil-driven economy raises some concern Lower oil prices and global recession expected to impact state revenues, tourism, transportation and construction industries 2009 Forecast* Average oil price - $51/barrel (Energy Information Administration) Employment - Down 0.6%; first contraction in 22 years Real Personal Income - Up 0.3% GSP - Down 26.4% - driven by falling oil prices But state well positioned to ride out historic oil price decline $6 billion of 2009 budget reserve funds $29 billion Permanent Fund balance; expected to continue paying annual dividends to every state resident in 2009 Retail "Big-Box" expansion continues......for now High sales per square foot keeps major retailer plans largely intact Store expansions or remodelings include Lowe's, Target, Sports Authority and Wal-Mart *Government, industry projections, Northern Light Economics -59-

Hawaii 2009 Economic Outlook Hawaii Deepening recession with no significant recovery expected until 2010 2009 Forecast* Visitor Arrivals - down 5.7% Employment - down 1.4% Real Personal Income - down 0.7% Inflation - up 2.5% *University of Hawaii Economic Research Organization - as of Nov. 21, 2008 Weakening commercial and residential real estate Privatized military housing construction helping mitigate softness in construction activity Guam Expect flat market as discretionary purchase decline is offset by sustained volume of private and military construction projects Relocation of Marines to Guam will significantly grow population Installing new cranes to meet anticipated cargo volume increases -61-

Puerto Rico 2009 Economic Outlook Third year of economic contraction FY 2009 Forecast:* GDP - down 2.85% Unemployment - 11.9% Inflation - 7.5% Government budget deficit - $3.2 billion New governor offers hope Declares fiscal state of emergency: Proposes measures to increase revenue and reduce government spending: Increased corporate and private taxes Moratorium on tax credits for corporations Government hiring freeze Government layoffs * Estudios Tecnicos Inc., H. Calero Consulting Group and government forecasts; FY09 - July'08 - June '09 -63-

2009 Capital Expenditures ($ in Millions) Capital Spending Summary Capital Spending Summary Capital Spending Summary Capital Spending Summary 2009 Plan 2008 Actual Anchorage Cranes $ 2.3 $ 13.8 Guam Cranes 2.8 6.6 San Juan Terminal Redevelopment 2.2 5.0 Vessel Regulatory and Operational Preservation Initiatives 2.7 3.5 Information Technology 1.0 2.8 Honolulu Terminal Modification 0.8 1.2 Other Terminal Infrastructure and Equipment 1.0 5.9 Subtotal 12.8 38.8 Capitalized Interest - Anchorage Cranes 0.5 0.3 Total $ 13.5 $ 39.1 -65-

2009 Dry-Dock Expenditures 2009 Dry-Dock Expenditures Projections Year Number Expense* Cash 2007 9 $ 17.5 $ 21.4 2008 2 $ 17.2 $ 13.9 2009 7** $ 16.6 $ 18.0 *expenditures amortized over 2 1/2 years **includes 2 Underwater Inspections in Lieu of Dry-docking on D8 Vessels -67- ($ in Millions)

-69- Coastwise Service, Legislative, and Labor Relations Update Coastwise Service Coastwise service on hold until economy improves Legislative Harbor Maintenance Tax - bi-partisan congressional support for repeal of HMT continues in 2009 Title XI Funding - continuing to work with maritime trade unions and new Congress to increase funding and to rationalize utilization criteria for financing future U.S. shipbuilding Labor Relations No collective bargaining agreements expire until June 2010

-71- 2009 Outlook Brian Taylor President And Chief Operating Officer Horizon Logistics, LLC Logistics Outlook

Logistics 2009 Outlook 2009 growth will come from several key sources Customer and segment diversification are critical Mexico "Near Sourcing" is creating new opportunities "Green Truck" initiative will stimulate new Drayage business Alternative energy will remain a bright spot in this economy Freight Brokerage wins that positively impact Horizon Lines inland network remain a focal point Building a global NVOCC network provides the flexibility to move with the markets -73-

Logistics 2009 Outlook Our growth strategy will face challenges in 2009 Organic growth will take time Asia-Pacific rates and volumes remain soft General economic weakness will slow revenue growth We remain committed to Logistics Large, fragmented market with good long-term growth attributes Basic resources now in place with no need for capital expenditures Non-asset model will deliver strong operating leverage as economy rebounds -75-

-77- 2009 Outlook Mike Avara Senior Vice President & Chief Financial Officer Horizon Lines, Inc. Financial Outlook

2009 Major Assumptions - Volume, Rates & Fuel 2009 Plan 2008 Actual Volume Alaska 2.6% 0.7% Hawaii/Guam (5.7%) (4.6%) Puerto Rico (3.1%) (4.8%) Total (2.5%) (3.4%) Rate, Net of Fuel 2.2% 2.4% Bunker Fuel Price per Ton $250 - $275 $532 -79-

2009 Major Assumptions - Tradelane Drivers Alaska(1) GSP (26.4%) Real Personal Income 0.3% Employment (0.6%) Hawaii(2) GSP 0.0% Visitor Arrivals Forecast (5.7%) Real Personal Income (0.7%) Employment (1.9%) Puerto Rico (3) GDP (2.9)% Unemployment 11.9% Inflation 7.5% Budget Deficit $3.2 billion Government and industry projections; Northern Light Economics University of Hawaii Economic Research Organization; Hawaii Department of Business, Economic Development & Tourism Estudios Tecnicos Inc., H. Calero Consulting Group and government forecasts FY09 - July'08 - June '09 -81-

2009 Cost Savings & Cash Preservation Initiatives Initiatives Completed and Underway Estimated 2009 Savings Estimated 2009 Savings Estimated 2009 Savings Estimated 2009 Savings Estimated 2009 Savings Estimated 2009 Savings Estimated 2009 Savings Cash Cash Cash Cash Expense Expense Expense Total Severance Net Net Non-Union Workforce Reduction $ 10.4* $ 10.4* $ 10.4* $ 10.4 $ (3.5) $ 6.9 $ 6.9 Capital Spending Reduction -- -- -- $ 26.0 $ -- $ 26.0 $ 26.0 Additional EDGE Savings $ 2.8 $ 2.8 $ 2.8 $ 2.8 $ -- $ 2.8 $ 2.8 *Excludes $1.0 million restructuring charge *Excludes $1.0 million restructuring charge *Excludes $1.0 million restructuring charge *Excludes $1.0 million restructuring charge *Excludes $1.0 million restructuring charge Additional Considerations Additional Considerations Deployment Changes Deployment Changes Deployment Changes Deployment Changes Deployment Changes Operational and Structural Operational and Structural Operational and Structural Operational and Structural Operational and Structural Additional EDGE Savings Additional EDGE Savings Additional EDGE Savings Additional EDGE Savings Additional EDGE Savings Financial Financial Financial Financial Financial -83- ($ in Millions)

-85- Change In Convertible Debt Accounting Estimated additional non-cash interest expense upon adoption Year Additional Interest EPS Reduction 2007 $ 3.2 $ 0.06 2008 $ 8.9 $ 0.19 2009 $ 10.0 $ 0.21 2010 $ 11.1 $ 0.23 2011 $ 11.8 $ 0.24 2012 $ 4.8 $ 0.10 ($ in Millions, Except EPS) FSP APB 14-1 requires that the liability and equity components of convertible debt that may be settled in cash upon conversion be accounted for separately The issuer's nonconvertible debt borrowing rate must be reflected: Liability component is recorded at a discount reflecting below market coupon rate and accreted to its par value Interest rate reflects the higher straight debt market rate at issuance Effective for fiscal years beginning after 12/15/08, retrospective application is required and early adoption is prohibited

-87- Fourth Quarter 2008 Earnings Release And 2009 Outlook Questions & Answers

-89- Financial Appendix

-91- Income Statement Summary - Fourth Quarter Actual Actual Actual Adjusted(1) Adjusted(1) Adjusted(1) Quarter Ended Dec 21, 2008 Quarter Ended Dec 23, 2007 Quarter Ended Dec 21, 2008 Quarter Ended Dec 23, 2007 Operating Revenue $ 314.7 $ 316.0 $ 314.7 $ 316.0 Operating Expense 337.8 295.5 305.4 295.5 Operating (Loss) Income (23.1) 20.5 9.3 20.5 Other Expense 7.5 8.8 7.5 8.8 Pretax (Loss) Income (30.6) 11.7 1.8 11.7 Income Tax (Benefit) Expense (11.8) 1.0 (1.0) 1.0 Net (Loss) Income $ (18.8) $ 10.7 $ 2.8 $ 10.7 Earnings (Loss) Per Share - Basic $ (0.63) $ 0.33 $ 0.09 $ 0.33 Earnings (Loss) Per Share - Diluted $ (0.63) $ 0.32 $ 0.09 $ 0.32 Shares Outstanding - Basic 30,000,021 32,505,767 30,000,021 32,505,767 Shares Outstanding - Diluted 30,000,021 33,095,102 30,022,491 33,095,102 EBITDA $ (7.7) $ 35.9 $ 24.7 $ 35.9 Operating Ratio 107.3% 93.5% 97.0% 93.5% (1) Adjusted to exclude impairment charge, restructuring charge, anti-trust related legal expenses and union severance in 2008, and to exclude loss on extinguishment of debt in 2007. ($ in Millions, Except per Share Amounts)

-93- Income Statement Summary - Year Actual Actual Actual Adjusted(1) Adjusted(1) Adjusted(1) Year Ended Dec 21, 2008 Year Ended Dec 23, 2007 Year Ended Dec 21, 2008 Year Ended Dec 23, 2007 Operating Revenue $ 1,304.3 $ 1,206.5 $ 1,304.3 $ 1,206.5 Operating Expense 1,277.3 1,111.3 1,237.2 1,111.3 Operating Income 27.0 95.2 67.1 95.2 Other Expense 32.4 80.3 32.4 41.8 Pretax (Loss) Income (5.4) 14.9 34.7 53.4 Income Tax (Benefit) Expense (8.5) (14.0) 3.9 7.5 Net Income $ 3.1 $ 28.9 $ 30.8 $ 45.9 Earnings Per Share - Basic $ 0.10 $ 0.87 $ 1.02 $ 1.38 Earnings Per Share - Diluted $ 0.10 $ 0.85 $ 1.02 $ 1.36 Shares Outstanding - Basic 29,962,876 33,220,994 29,962,876 33,220,994 Shares Outstanding - Diluted 30,330,786 33,859,183 30,330,786 33,859,183 EBITDA $ 89.9 $ 121.9 $ 130.0 $ 160.5 Operating Ratio 97.9% 92.1% 94.9% 92.1% (1) Adjusted to exclude impairment charge, restructuring charge, anti-trust related legal expenses and union severance in 2008, and to exclude loss on extinguishment of debt and the tax benefit related to revaluation of deferred taxes in 2007. ($ in Millions, Except per Share Amounts)

-95- Adjusted Operating Income Results Quarter Ended Dec 21, 2008 Quarter Ended Dec 23, 2007 Year Ended Dec 21, 2008 Year Ended Dec 23, 2007 Operating (Loss) Income $ (23.1) $ 20.5 $ 27.0 $ 95.2 Adjustments: Impairment Charge 25.4 -- 25.4 -- Restructuring Charge 3.2 -- 3.2 -- Anti-Trust Legal Expenses 3.8 -- 10.7 -- Union Severance -- -- 0.8 -- Total Adjustments 32.4 -- 40.1 -- Adjusted Operating Income $ 9.3 $ 20.5 $ 67.1 $ 95.2 ($ in Millions)

-97- Adjusted Net Income Results Quarter Ended Dec 21, 2008 Quarter Ended Dec 23, 2007 Year Ended Dec 21, 2008 Year Ended Dec 23, 2007 Net (Loss) Income $ (18.8) $ 10.7 $ 3.1 $ 28.9 Adjustments: Impairment Charge 25.4 -- 25.4 -- Restructuring Charge 3.2 -- 3.2 -- Anti-Trust Legal Expenses 3.8 -- 10.7 -- Union Severance -- -- 0.8 -- Loss on Extinguishment of Debt -- -- -- 38.6 Tax Impact of Adjustments (10.8) -- (12.4) (14.2) 2007 Tonnage Tax Deferred Tax Revaluation Benefit -- -- -- (7.4) Total Adjustments 21.6 -- 27.7 17.0 Adjusted Net Income $ 2.8 $ 10.7 $ 30.8 $ 45.9 ($ in Millions)

-99- Adjusted Net Income Per Diluted Share Quarter Ended Dec 21, 2008 Quarter Ended Dec 23, 2007 Year Ended Dec 21, 2008 Year Ended Dec 23, 2007 Net (Loss) Income, Per Diluted Share $ (0.63) $ 0.32 $ 0.10 $ 0.85 Adjustments Per Share: Impairment Charge 0.85 -- 0.85 -- Restructuring Charge 0.11 -- 0.11 -- Anti-Trust Legal Expenses 0.12 -- 0.35 -- Union Severance -- -- 0.03 -- Loss on Extinguishment of Debt -- -- -- 1.14 Tax Impact of Adjustments (0.36) -- (0.42) (0.42) 2007 Tonnage Tax Deferred Tax Revaluation Benefit -- -- -- (0.21) Total Adjustments Per Share 0.72 -- 0.92 0.51 Adjusted Net Income, Per Diluted Share $ 0.09 $ 0.32 $ 1.02 $ 1.36 ($ in Millions)

-101- Net Income / Adjusted EBITDA Reconciliation Quarter Ended Dec 21, 2008 Quarter Ended Dec 23, 2007 Year Ended Dec 21, 2008 Year Ended Dec 23, 2007 Net (Loss) Income $ (18.8) $ 10.7 $ 3.1 $ 28.9 Interest Expense, Net 7.6 8.7 32.5 41.7 Tax (Benefit) Expense (11.8) 1.1 (8.5) (14.0) Depreciation and Amortization 15.3 15.4 62.8 65.3 EBITDA (7.7) 35.9 89.9 121.9 Impairment Charge 25.4 -- 25.4 -- Restructuring Charge 3.2 -- 3.2 -- Anti-Trust Legal Expenses 3.8 -- 10.7 -- Union Severance -- -- 0.8 -- Loss on Extinguishment of Debt -- -- -- 38.6 Adjusted EBITDA $ 24.7 $ 35.9 $ 130.0 $ 160.5 ($ in Millions) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines, Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.

-103- Operating Income to Adjusted EBITDA Segment Reconciliation - Fourth Quarter Fourth Quarter 2008 Fourth Quarter 2008 Fourth Quarter 2008 Fourth Quarter 2008 Fourth Quarter 2008 Fourth Quarter 2008 Liner Logistics Consolidated Operating (Loss) Income $ (1.8) $ (21.3) $ (23.1) Depreciation and Amortization 10.4 1.0 11.4 Amortization of Vessel Dry-docking 4.0 -- 4.0 EBITDA 12.6 (20.3) (7.7) Impairment Charge 6.0 19.4 25.4 Restructuring Charge 3.1 0.1 3.2 Anti-Trust Related Legal Expenses 3.8 -- 3.8 Adjusted EBITDA $ 25.5 $ (0.8) $ 24.7 ($ in Millions)

-105- Operating Income to Adjusted EBITDA Segment Reconciliation - 2008 Year 2008 Year 2008 Year 2008 Year 2008 Year 2008 Year 2008 Liner Logistics Consolidated Operating Income (Loss) $ 52.3 $ (25.3) $ 27.0 Depreciation and Amortization 42.4 3.3 45.7 Amortization of Vessel Dry-docking 17.2 -- 17.2 EBITDA 111.9 (22.0) 89.9 Impairment Charge 6.0 19.4 25.4 Restructuring Charge 3.1 0.1 3.2 Anti-Trust Legal Expenses 10.7 -- 10.7 Union Severance 0.8 -- 0.8 Adjusted EBITDA $ 132.5 $ (2.5) $ 130.0 ($ in Millions)